UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 1, 2023
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 1, 2023, the Board of Directors (the “Board”) of Aramark (the “Company”) approved amendments to the Third Amended and Restated By-Laws of the Company (as amended the “Fourth Amended and Restated By-Laws”), effective immediately. The Fourth Amended and Restated By-Laws provide, among other things, that:

•a shareholder seeking to utilize Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”) must represent that it will follow the rule;
•a shareholder seeking to utilize Rule 14a-19 must provide evidence that it has met the requirements of Rule 14a-19;
•if a shareholder does not comply with Rule 14a-19, the Company will disregard proxies and votes for such shareholder’s nominees;
•a shareholder that provides notice of a nomination must notify the Secretary if there is any change in such shareholder’s intent to deliver a proxy statement to the required amount of holders of shares required under Rule 14a-19;
•any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which is reserved for the exclusive use by the Board; and
•a nominee submitted by a shareholder must provide the Company with a written questionnaire.

In addition, the Fourth Amended and Restated By-Laws include certain other technical, clarifying and conforming changes.

The above summary does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated By-Laws, effective August 1, 2023, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1*	Fourth Amended and Restated By-Laws of Aramark, dated August 1, 2023.
104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

*	Filed herewith

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	August 3, 2023	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and General Counsel